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                             GREAT PLAINS SOFTWARE, INC.
                         OUTSIDE DIRECTORS' STOCK OPTION PLAN


    1. PURPOSE OF THE PLAN. The purpose of this Great Plains Software, Inc. Outside Directors' Stock Option Plan is to attract and retain the best available individuals for service as Directors of the Company and provide additional incentive to the Outside Directors of the Company to serve as Directors. None of the options granted hereunder shall be "incentive stock options" within the meaning of Section 422 of the Code.

    2.   DEFINITIONS.  As used herein, the following definitions shall apply:

         (a)  "BOARD" shall mean the Board of Directors of the Company.

         (b)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (c)  "COMMON STOCK" shall mean the Common Stock of the Company.

         (d) "COMPANY" shall mean Great Plains Software, Inc., a Minnesota corporation.

         (e) "CONTINUOUS STATUS AS A DIRECTOR" shall mean the absence of any interruption or termination of service as a Director.

         (f)  "DIRECTOR" shall mean a member of the Board.

         (g) "EFFECTIVE DATE" shall mean the date on which the Company's registration statement relating to its initial public offering of Common Stock becomes effective with the Securities and Exchange Commission.

         (h) "EMPLOYEE" shall mean any person, including officers and Directors, employed by the Company or any parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

         (i) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         (j) "IPO PRICE" shall mean the initial public offering price set forth on the cover of the Company's final prospectus relating to its initial public offering of Common Stock.

         (k)  "OPTION" shall mean a stock option granted pursuant to the Plan.


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         (l)  "OPTIONED STOCK" shall mean the Common Stock subject to an
Option.

         (m)  "OPTIONEE" shall mean an Outside Director who receives an Option.

         (n)  "OUTSIDE DIRECTOR" shall mean a Director who is not an Employee.

         (o) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 425(e) of the Code.

         (p)  "PLAN" shall mean this Outside Directors' Stock Option Plan.

         (q) "SHARES" shall mean shares of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

         (r) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 425(f) of the Code.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 200,000 shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

    4.   ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

         (a) ADMINISTRATOR. Except as otherwise required herein, the Plan shall be administered by the Board.

         (b) PROCEDURE FOR GRANTS. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

              (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.


             (ii) Each Outside Director shall automatically be granted an Option (an "Effective Date Grant") to purchase 3,000 shares upon the Effective Date. Options granted under this Section 4(b)(ii) shall become vested and thereby exercisable with respect to all shares of Optioned Stock on the twelve
(12) month anniversary of such Effective Date Grant; provided, however, that an Option that is the subject of the Effective Date Grant shall only vest so long as the Outside Director remains a Director on the date such option vests.


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            (iii)  Each Outside Director (other than any Outside Director who received an Effective Date Grant) shall be automatically granted an Option (an "Election Date Grant") to purchase 15,000 Shares upon the date on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy. Options granted under this section 4(b)(iii) shall become vested and thereby exercisable in three equal installments each on each of the three twelve-month anniversary dates following such Election Date Grant; provided, however, an Option that is the subject of the Election Date Grant shall only vest so long as the Outside Director remains a Director on the date such option vests.

             (iv) Each Outside Director shall automatically receive, on the date of each Annual Meeting of Shareholders held after the Effective Date, an Option to purchase 4,000 Shares, such Option to vest and thereby become exercisable in two equal installments, on each of the one-month anniversary of the date of grant and the one-year anniversary of the date of grant.

              (v) The terms of an Option granted hereunder shall be as follows:

                   (A)  The term of the Option shall be five (5) years.

                   (B) The Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                   (C) The exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Option.

         (c) POWERS OF THE BOARD. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 7(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 7(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (d) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

    5. ELIGIBILITY; CONTINUED SERVICE AS DIRECTOR. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) hereof.

         The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his directorship at any time.


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    6.   TERM OF PLAN.  The Plan shall become effective on the Effective Date.
It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

    7.   EXERCISE PRICE AND CONSIDERATION.

         (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

         (b) FAIR MARKET VALUE. The fair market value ("Fair Market Value") of a Share on the Effective Date shall be the IPO Price. On any other dates, the Fair Market Value shall be determined by the Board in its discretion; provided, however, that if there is a public market for the Common Stock, the fair market value per Share shall be the closing price of the Common Stock in the over-the-counter market on the date of grant of the Option, as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) or, in the event the Common Stock is traded on the Nasdaq National Market System or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in THE WALL STREET JOURNAL.

         (c) FORM OF CONSIDERATION. Subject to compliance with applicable provisions of Section 16(b) of the Exchange Act, (or other applicable law), the consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, (ii) check, (iii) other Shares which have a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price,
(vi) any combination of the foregoing methods of payment or (vii) such other consideration and method of payment for the issuance of Shares as may be permitted under applicable laws. In making its determination as to the type of consideration to accept, the Board shall consider whether acceptance of such consideration may be reasonably expected to benefit the Company.

    8.   EXERCISE OF OPTION.

         (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

         An Option may not be exercised for a fraction of a Share.


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         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 10 of the Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) TERMINATION OF STATUS AS A DIRECTOR. If an Outside Director ceases to serve as a Director, he may, but only within five (5) years after the date he ceases to be a Director of the Company, or by the date of termination of the Option, whichever is earlier, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise an Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         (c)  DISABILITY OF OPTIONEE.  Notwithstanding the provisions of
Section 8(b) above, in the event an Optionee is unable to continue his service as a Director with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code) he may, but only within seven (7) months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         (d) DEATH OF OPTIONEE. Notwithstanding the provisions of Section 8(b) above, in the event of the death of an Optionee:

              (i) during the term of the Option who is at the time of his death a Director of the Company and who has been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as a Director for six months after the date of death; or

             (ii) within thirty (30) days after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by


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bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

    9. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    10.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION OR MERGER.

         (a)  In the event that the number of outstanding shares of Common
Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

         (b) In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, a transaction or series of related transactions in which 100% of the then outstanding voting stock is sold or otherwise transferred, or the sale of substantially all of the assets of the Company, any or all outstanding Options shall, notwithstanding any contrary terms of the written agreement governing such Option, accelerate and become exercisable in full at least ten days prior to (and shall expire on) the consummation of such dissolution, liquidation, merger or sale of stock or sale of assets on such conditions as the Board shall determine unless the successor corporation assumes the outstanding Options or substitutes substantially equivalent options.

    11. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

    12.  AMENDMENT AND TERMINATION OF THE PLAN.

         (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuance shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

         (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in


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full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

    13. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    14. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of the Shares available for issuance pursuant to this Plan as shall be sufficient to satisfy the requirements of the Plan.

    15. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

    16. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company prior to the Effective Date.